Exhibit 10.2
Pareteum Corporation

Form of Promissory Note due 2021

THE ISSUANCE AND SALE OF NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES THAT MAY BE USED TO PAY THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION AND PROSPECTUS-DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH HEREIN AND IN THE INTERCREDITOR AGREEMENT, DATED AS OF MAY 20, 2021 (AS AMENDED AND IN EFFECT FROM TIME TO TIME PURSUANT TO THE TERMS THEREOF, THE “INTERCREDITOR AGREEMENT”), BY AND AMONG PARETEUM CORPORATION, A DELAWARE CORPORATION, ANDRE KOUDSTAAL (TOGETHER WITH HIS SUCCESSORS AND ASSIGNS), IN HIS CAPACITY AS “SUBORDINATED AGENT” UNDER AND AS DEFINED THEREIN, AND HIGH TRAIL INVESTMENTS SA LLC (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS), IN ITS CAPACITY AS “SENIOR AGENT” UNDER AND AS DEFINED THEREIN. THE HOLDER(S) OF THIS INSTRUMENT, BY ITS (THEIR) ACCEPTANCE HEREOF, IRREVOCABLY AND UNCONDITIONALLY AGREE(S) TO BE BOUND BY THE PROVISIONS OF THE INTRECREDITOR AGREEMENT.

144464639_8

Pareteum Corporation

Promissory Note due 2021

Certificate No.     R-[__]

    Pareteum Corporation, a Delaware corporation, for value received, promises to pay to [____] (the “Initial Holder”), or its registered assigns, the principal sum of [___] dollars ($[___]) (such principal sum, the “Principal Amount”) on the Maturity Date (as herein defined), and to pay interest thereon, as provided in this Note, in each case as provided in and subject to the other provisions of this Note, including the earlier redemption or repurchase of this Note.

    Additional provisions of this Note are set forth on the other side of this Note.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

144464639_8

    IN WITNESS WHEREOF, Pareteum Corporation has caused this instrument to be duly executed as of the date set forth below.

                        Pareteum Corporation

Date:    as of [___], 2021        By:
Name:    Alexander Korff
Title:    Corporate Secretary

[Signature Page to Promissory Note due 2021, Certificate No. R-1]

Pareteum Corporation
Promissory Note due 2021

    This Note (this “Note” and, collectively with any Note issued in exchange therefor or in substitution thereof, the “Notes”) is issued by Pareteum Corporation, a Delaware corporation (the “Company”), and designated as its “Promissory Notes due 2021.”

Section 1.Definitions.
    “Administrative Agent” means the Initial Holder, in its capacity as administrative agent for the Holder and each Other Holder, together with any successor thereto in such capacity.

“Affiliate” has the meaning set forth in Rule 144.

    “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, director or consultant for services provided to the Company in their capacity as such.

    “Attribution Parties” means, collectively, the following Persons and entities: (i) any investment vehicle, including, any funds, feeder funds or managed accounts, currently, or from time to time after the Issue Date, directly or indirectly managed or advised by the Holder's investment manager or any of its Affiliates or principals, (ii) any direct or indirect Affiliates of the Holder or any of the foregoing, (iii) any Person acting or who could be deemed to be acting as a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) together with the Holder or any of the foregoing and (iv) any other Persons whose beneficial ownership of the Common Stock would or could be aggregated with the Holder’s and the other Attribution Parties for purposes of Section 13(d) of the Exchange Act. For clarity, the purpose of the foregoing is to subject collectively the Holder and all other Attribution Parties to the Maximum Percentage.

    “Authorized Denomination” means, with respect to the Notes, a Principal Amount thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof.

    “Bankruptcy Law” means Title 11, United States Code, or any similar U.S. federal or state or non-U.S. law for the relief of debtors.

    “Board of Directors” means the board of directors of the Company or a committee of such board duly authorized to act on behalf of such board.

    “Business Combination Event” has the meaning set forth in Section 10.

    “Business Day” means any day other than a Saturday, a Sunday or any day on which commercial banks in The City of New York are authorized or required by law or executive order
144464639_8

to close or be closed; provided, however, for clarification, commercial banks in The City of New York shall not be deemed to be authorized or required by law or executive order to close or be closed due to “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems (including for wire transfers) of commercial banks in The City of New York are open for use by customers on such day.

    “Capital Lease” means, with respect to any Person, any leasing or similar arrangement conveying the right to use any property, whether real or personal property, or a combination thereof, by that Person as lessee that, in conformity with GAAP, is required to be accounted for as a capital lease on the balance sheet of such Person.

    “Capital Lease Obligation” means, at the time any determination is to be made, the amount of the liability in respect of a Capital Lease that would at that time be required to be capitalized on a balance sheet prepared in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be prepaid by the lessee without payment of a penalty.

    “Capital Stock” of any Person means any and all shares of, interests in, rights to purchase, warrants or options for, participations in, or other equivalents of, in each case however designated, the equity of such Person, but excluding any debt securities convertible into such equity.

    “Cash” means all cash and liquid funds.

    “Cash Equivalents” means, as of any date of determination, any of the following: (A) marketable securities (i) issued or directly and unconditionally guaranteed as to interest and principal by the United States Government, or (ii) issued by any agency of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one (1) year after such date; (B) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one (1) year after such date and having, at the time of the acquisition thereof, a rating of at least A-1 from Standard & Poor’s Corporation or at least P-1 from Moody’s Investors Service; (C) commercial paper maturing no more than one (1) year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-1 from Standard & Poor’s Corporation or at least P-1 from Moody’s Investors Service; (D) certificates of deposit or bankers’ acceptances maturing within one (1) year after such date and issued or accepted by any commercial bank organized under the laws of the United States of America or any State thereof or the District of Columbia that (i) is at least “adequately capitalized” (as defined in the regulations of its primary federal banking regulator), and (ii) has Tier 1 capital (as defined in such regulations) of not less than $100,000,000; and (E) shares of any money market mutual fund that (i) has substantially all of its assets invested continuously in the types of investments referred to in clauses (A) and (B) above, (ii) has net assets of not less
144464639_8

than $500,000,000, and (iii) has the highest rating obtainable from either Standard & Poor’s Corporation or Moody’s Investors Service.

    “Close of Business” means 5:00 p.m., New York City time.

    “Commission” means the U.S. Securities and Exchange Commission.

    “Common Stock” means the common stock, $0.001 par value per share, of the Company, subject to Section 8(I).

    “Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (A) any Indebtedness or other obligations of another Person, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (B) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (C) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement

    “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

    “Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, now owned or hereafter acquired by the Company or in which the Company now holds or hereafter acquires any interest.

    “Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof, or of any other country.

    “Default” means any event that is (or, after notice, passage of time or both, would be) an Event of Default.

    “Default Interest” has the meaning set forth in Section 4(B).

    “Defaulted Amount” has the meaning set forth in Section 4(B).
144464639_8

    “Defaulted Shares” has the meaning set forth in Section 8(D)(v).

    “Disqualified Stock” means, with respect to any Person, any Capital Stock that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder) or upon the happening of any event:

    (A) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise;

    (B) is convertible or exchangeable for Indebtedness or Disqualified Stock (excluding Capital Stock convertible or exchangeable solely at the option of the issuer or a Subsidiary; provided that any such conversion or exchange will be deemed an incurrence of Indebtedness or Disqualified Stock, as applicable); or

    (C) is redeemable at the option of the holder thereof, in whole or in part,

in the case of each of clauses (A), (B) and (C), at any point prior to the one hundred eighty-first (181st) day after the Maturity Date.

    “DTC” means The Depository Trust Company.

    “Equipment” means all “equipment” as defined in the UCC with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing.

    “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

    “Event of Default” has the meaning set forth in Section 11(A).

    “Event of Default Notice” has the meaning set forth in Section 11(C).

    “Ex-Dividend Date” means, with respect to an issuance, dividend or distribution on the Common Stock, the first date on which shares of Common Stock trade on the applicable exchange or in the applicable market, regular way, without the right to receive such issuance, dividend or distribution (including pursuant to due bills or similar arrangements required by the relevant stock exchange). For the avoidance of doubt, any alternative trading convention on the applicable exchange or market in respect of the Common Stock under a separate ticker symbol or CUSIP number will not be considered “regular way” for this purpose.

    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

    “Final Maturity Date” means November 4, 2021.
144464639_8

    “First Lien Documents” has the meaning set forth in the Second Lien Security Agreement.

“First Lien Obligations” means the Obligations under and as defined in the Second Lien Security Agreement.

    “First Lien Security Documents” means the Security Documents under and as defined in the Second Lien Security Agreement.

    “Freely Tradable” means, with respect to any shares of Common Stock issued or issuable upon conversion of this Note, that such shares would be eligible to be offered, sold or otherwise transferred by the Holder pursuant to Rule 144, without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice under the Securities Act and without any requirement for registration under any state securities or “blue sky” laws..

    “Fundamental Change” means any of the following events:
(A)    a “person” or “group” (within the meaning of Section 13(d)(3) of the Exchange Act), other than the Company or its Wholly Owned Subsidiaries, or the employee benefit plans of the Company or its Wholly Owned Subsidiaries, files any report with the Commission indicating that such person or group has become the direct or indirect “beneficial owner” (as defined below) of shares of the Company’s common equity representing more than fifty percent (50%) of the voting power of all of the Company’s then-outstanding common equity;

(B)    the consummation of (i) any sale, lease or other transfer, in one transaction or a series of transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person (other than solely to one or more of the Company’s Wholly Owned Subsidiaries); or (ii) any transaction or series of related transactions in connection with which (whether by means of merger, consolidation, share exchange, combination, reclassification, recapitalization, acquisition, liquidation or otherwise) all of the Common Stock is exchanged for, converted into, acquired for, or constitutes solely the right to receive, other securities, cash or other property (other than a subdivision or combination, or solely a change in par value, of the Common Stock); provided, however, that any merger, consolidation, share exchange or combination of the Company pursuant to which the Persons that directly or indirectly “beneficially owned” (as defined below) all classes of the Company’s common equity immediately before such transaction directly or indirectly “beneficially own,” immediately after such transaction, more than fifty percent (50%) of all classes of common equity of the surviving, continuing or acquiring company or other transferee, as applicable, or the parent thereof, in substantially the same proportions vis-à-vis each other as immediately before such transaction will be deemed not to be a Fundamental Change pursuant to this clause (B); or

(C)    the Company’s stockholders approve any plan or proposal for the liquidation or dissolution of the Company.
144464639_8

    For the purposes of this definition, (x) any transaction or event described in both clause (A) and in clause (B)(i) or (ii) above (without regard to the proviso in clause (B)) will be deemed to occur solely pursuant to clause (B) above (subject to such proviso); and (y) whether a Person is a “beneficial owner” and whether shares are “beneficially owned” will be determined in accordance with Rule 13d-3 under the Exchange Act.
    “Fundamental Change Notice” has the meaning set forth in Section 6(C).

    “Fundamental Change Repurchase Date” means the date as of which this Note must be repurchased for cash in connection with a Fundamental Change, as provided in Section 6(B).

    “Fundamental Change Repurchase Price” means the cash price payable by the Company to repurchase this Note (or any portion of this Note) upon its Repurchase Upon Fundamental Change, calculated pursuant to Section 6(D).

    “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided the definitions set forth in this Note and any financial calculations required by thereby shall be computed to exclude any change to lease accounting rules from those in effect pursuant to Financial Accounting Standards Board Accounting Standards Codification 840 (Leases) and other related lease accounting guidance as in effect on the date hereof.

    “Holder” means the person in whose name this Note is registered on the books of the Company, which initially is the Initial Holder.

    The term “including” means “including without limitation,” unless the context provides otherwise.

    “Indebtedness” means, indebtedness of any kind, including, without duplication (A) all indebtedness for borrowed money or the deferred purchase price of property or services, including reimbursement and other obligations with respect to surety bonds and letters of credit, (B) all obligations evidenced by notes, bonds, debentures or similar instruments, (C) all Capital Lease Obligations, (D) all Contingent Obligations, and (E) Disqualified Stock.

    “Initial Holder” has the meaning set forth in the cover page of this Note.
    “Intellectual Property” means all of the Company’s Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; the Company’s applications therefor and reissues, extensions, or renewals thereof; and the Company’s goodwill associated with any of the foregoing, together with the Company’s rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

    “Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution to
144464639_8

any Person or the acquisition of all, or substantially all, of the assets of another Person or the purchase of any assets of another Person for greater than the fair market value of such assets to solely the extent of the amount in excess of the fair market value.

    “Issue Date” means May 20, 2021 with effect from May 4, 2021 for the purpose of the interest to accrue hereunder.

    “Last Reported Sale Price” of the Common Stock for any Trading Day means the closing sale price per share (or, if no closing sale price is reported, the average of the last bid price and the last ask price per share or, if more than one in either case, the average of the average last bid prices and the average last ask prices per share) of Common Stock on such Trading Day as reported in composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock is then listed. If the Common Stock is not listed on a U.S. national or regional securities exchange on such Trading Day, then the Last Reported Sale Price will be the last quoted bid price per share of Common Stock on such Trading Day in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization. If the Common Stock is not so quoted on such Trading Day, then the Last Reported Sale Price will be the average of the mid-point of the last bid price and the last ask price per share of Common Stock on such Trading Day from a nationally recognized independent investment banking firm selected by the Company.

    “License” means any Copyright License, Patent License, Trademark License or other license of rights or interests.

    “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest; provided, that for the avoidance of doubt, licenses, strain escrows and similar provisions in collaboration agreements, research and development agreements that do not create or purport to create a security interest, encumbrance, levy, lien or charge of any kind shall not be deemed to be Liens for purposes of this Note.

    “Market Disruption Event” means, with respect to any date, the occurrence or existence, during the one-half hour period ending at the scheduled close of trading on such date on the principal U.S. national or regional securities exchange or other market on which the Common Stock is listed for trading or trades, of any material suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the relevant exchange or otherwise) in the Common Stock or in any options contracts or futures contracts relating to the Common Stock.

    “Maturity Date” means the Scheduled Maturity Date; provided that, if on the Scheduled Maturity Date the Company is prohibited from paying the outstanding Obligations under this Note in cash pursuant to the terms of the First Lien Documents or the Intercreditor Agreement, then the Maturity Date shall be automatically extended to the Final Maturity Date.
144464639_8

    “Maximum Percentage” has the meaning set forth in Section 8(J)(i).

    “Obligations” means, as of any date, the outstanding unpaid Principal Amount on such date, together will all accrued and unpaid interest thereon and all other amounts due from the Company pursuant to the terms of this Note.
    “Open of Business” means 9:00 a.m., New York City time.

    “Optional Redemption Date” means, with respect to a Note, any Business Day date elected by the Company by not less than 3 Business Day advance written notice to the Holder.

    “Optional Redemption Payment” means, with respect to each Optional Redemption Date for any Note, up to the then outstanding Principal Amount of such Note, as determined by the Company in its sole discretion, together with accrued interest on such Principal Amount to (but not including) such Optional Redemption Date.

    The term “or” is not exclusive, unless the context expressly provides otherwise.

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

    “Other Holder” means any person in whose name any Other Note is registered on the books of the Company.

    “Other Notes” means any Notes that are of the same class of this Note and that are represented by one or more certificates other than the certificate representing this Note. The Existing Note is an Other Note.

    “Patents” means all letters patent of, or rights corresponding thereto, in the United States or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States or any other country.

    “Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement the Company now holds or hereafter acquires any interest.

    “Permitted Intellectual Property Licenses” means Intellectual Property (A) licenses in existence at the Issue Date and (B) non-perpetual licenses granted in the ordinary course of business on arm’s length terms consisting of the licensing of technology, the development of technology or the providing of technical support which may include licenses with unlimited renewal options solely to the extent such options require mutual consent for renewal or are subject to financial or other conditions as to the ability of licensee to perform under the license; provided such license was not entered into during continuance of a Default or an Event of Default.
144464639_8

    “Permitted Investment” means: (A) Investments as in effect as of the Issue Date; (B) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (iii) certificates of deposit issued by any bank headquartered in the United States maturing no more than one year from the date of investment therein, and (iv) money market accounts; (C) Investments accepted in connection with Permitted Transfers; (D) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of the Company’s business; (E) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers in the ordinary course of business and consistent with past practice; (F) Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of the Company pursuant to an Approved Stock Plan; (G) Investments consisting of travel advances in the ordinary course of business; (H) Investments in Subsidiaries; (I) Permitted Intellectual Property Licenses; and (J) additional Investments that do not exceed two hundred fifty thousand dollars ($250,000) in the aggregate in any twelve (12) month period.

    “Permitted Liens” means any and all of the following: (A) Liens as in effect as of the Issue Date, including the Liens under the First Lien Security Documents and Permitted Liens (as therein defined); (B) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings; provided, that the Company maintains adequate reserves therefor in accordance with GAAP; (C) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords and other like Persons arising in the ordinary course of business; provided, that the payment thereof is not yet required; (D) Liens arising from judgments, decrees or attachments in circumstances which do not constitute a Default or an Event of Default hereunder; (E) the following deposits, to the extent made in the ordinary course of business: deposits under workers’ compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds; (F) Liens on Equipment or software or other intellectual property constituting purchase money Liens and Liens in connection with Capital Leases; (G) leasehold interests in leases or subleases and licenses granted in the ordinary course of the Company’s business and not interfering in any material respect with the business of the licensor; (H) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties that are promptly paid on or before the date they become due; (I) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to
144464639_8

such insurance proceeds and not to any other property or assets); (J) statutory and common law rights of set-off and other similar rights as to deposits of cash and securities in favor of banks, other depository institutions and brokerage firms; (K) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property; and (L) Liens on Cash or Cash Equivalents securing obligations in respect of (1) advances of payroll amounts and (2) indebtedness resulting from certain unsecured loans made or to be made to the Company under the Paycheck Protection Program established by the Coronavirus Aid, Relief, and Economic Security Act.

    “Permitted Transfers” means (A) dispositions of inventory sold, and Permitted Intellectual Property Licenses entered into, in each case, in the ordinary course of business, (B) dispositions of worn-out, obsolete or surplus property at fair market value in the ordinary course of business; (C) dispositions of accounts or payment intangibles (each as defined in the UCC) resulting from the compromise or settlement thereof in the ordinary course of business for less than the full amount thereof; (D) Permitted Investments; (E) other transfers of assets to any Person other than to a joint venture and which have a fair market value of not more than two hundred fifty thousand dollars ($250,000) in the aggregate in any twelve (12) month period, (F) a restructuring, recapitalization, sale or other transfer of all or substantially all of the equity securities or assets of iPass India Private Limited, including following commencement of any proceedings under Bankruptcy Law or otherwise with respect to any such Subsidiary, and (G) Permitted Liens and any dispositions pursuant to foreclosure of any Permitted Liens.

    “Person” or “person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

    “Principal Amount” has the meaning set forth in the cover page of this Note; provided, however, that the Principal Amount of this Note will be subject to reduction (A) pursuant to Section 6, Section 7, and Section 8 and (B) by an amount equal to (i) the sum of all Optional Redemption Payments made prior to date of determination of the Principal Amount of the Note then outstanding.

    “Reference Property” has the meaning set forth in Section 8(I)(i).

    “Reference Property Unit” has the meaning set forth in Section 8(I)(i).

    “Related Party” has the meaning set forth in Section 22(B).

    “Reported Outstanding Share Number” has the meaning set forth in Section 8(J)(i).

    “Repurchase Upon Fundamental Change” means the repurchase of any Note by the Company pursuant to Section 6.

144464639_8

    “Rule 144” means Rule 144 under the Securities Act.

    “Scheduled Maturity Date” means August 4, 2021.

    “Scheduled Trading Day” means any day that is scheduled to be a Trading Day on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded. If the Common Stock is not so listed or traded, then “Scheduled Trading day” means a Business Day.

    “Securities Act” means the U.S. Securities Act of 1933, as amended.

    “Second Lien Collateral Agent” means the Collateral Agent under and as defined in the Second Lien Security Agreement.

“Second Lien Obligations” means the Obligations under and as defined in the Second Lien Security Agreement.

    “Second Lien Security Agreement” means that certain Security Agreement, dated as of February 22, 2021, as amended, among the Company, certain of its Subsidiaries and the Second Lien Collateral Agent.

    “Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of May 20, 2021, among the Company, the Initial Holder hereunder, each Other Holder a party thereto and the Administrative Agent providing for the issuance of this Note.

    “Series C Preferred Stock” means an aggregate of 148 shares of the Company’s 8% Series C Redeemable Preferred Stock, with the rights, powers and preferences described in the Certificate of Designation, Preferences, and Rights of such Series C Preferred Stock filed by the Company on December 10, 2019, as in effect on the date hereof.

    “Significant Subsidiary” means, with respect to any Person, any Subsidiary of such Person that constitutes a “significant subsidiary” (as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act) of such Person.

    “Stated Interest Rate” means, (a) as of any date prior to the Scheduled Maturity Date, a rate per annum equal to 4.00%; and (b) if the Maturity Date is extended past the Scheduled Maturity Date, as of any date after the Scheduled Maturity Date, a rate per annum equal to 8.00%.

    “Subordinated Indebtedness” means Indebtedness subordinated to the Notes in amounts and on terms and conditions satisfactory to the Holder in its sole discretion.

    “Subsidiary” means, with respect to any Person, (A) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than
144464639_8

fifty percent (50%) of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency, but after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) to vote in the election of directors, managers or trustees, as applicable, of such corporation, association or other business entity is owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person; and (B) any partnership or limited liability company where (i) more than fifty percent (50%) of the capital accounts, distribution rights, equity and voting interests, or of the general and limited partnership interests, as applicable, of such partnership or limited liability company are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person, whether in the form of membership, general, special or limited partnership or limited liability company interests or otherwise; and (ii) such Person or any one or more of the other Subsidiaries of such Person is a controlling general partner of, or otherwise controls, such partnership or limited liability company.

    “Successor Corporation” has the meaning set forth in Section 10(A).

    “Successor Person” has the meaning set forth in Section 8(I)(i).

    “Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration, now owned or hereafter acquired by the Company or in which the Company now holds or hereafter acquires any interest.

    “Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof.

    “Trading Day” means any day on which (A) trading in the Common Stock generally occurs on the principal U.S. national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed on a U.S. national or regional securities exchange, on the principal other market on which the Common Stock is then traded; and (B) there is no Market Disruption Event. If the Common Stock is not so listed or traded, then “Trading Day” means a Business Day.

    “Transaction Documents” has the meaning set forth in the Securities Purchase Agreement.

    “UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of New York.

    “Wholly Owned Subsidiary” of a Person means any Subsidiary of such Person all of the outstanding Capital Stock or other ownership interests of which (other than directors’ qualifying shares) are owned by such Person or one or more Wholly Owned Subsidiaries of such Person.

Section 2.Persons Deemed Owners.
144464639_8

    The Holder of this Note will be treated as the owner of this Note for all purposes.

Section 3.Registered Form.
    This Note, and any Note issued in exchange therefor or in substitution thereof, will be in registered form, without coupons.

Section 4.Accrual of Interest; Defaulted Amounts.
i.Accrual of Stated Interest. This Note will accrue interest (the “Stated Interest”) at a rate per annum equal to the Stated Interest Rate. Stated Interest on this Note will (i) accrue on the Principal Amount of this Note; (ii) accrue from, and including, the most recent date to which Stated Interest has been paid or duly provided for (or, if no Stated Interest has theretofore been paid or duly provided for, the Issue Date) to, but excluding, the date of payment of such Stated Interest; (iii) be payable in arrears on the Maturity Date and any Optional Redemption Date; and (iv) be computed on the basis of a 360-day year comprised of twelve 30-day months.
ii.Defaulted Amounts. If an Event of Default occurs and the Holder delivers written notice thereof to the Company (the Principal Amount outstanding as of such notice, a “Defaulted Amount”), then in each case, to the extent lawful and provided in such notice, interest (“Default Interest”) will accrue on such Defaulted Amount at a rate per annum equal to eighteen percent (18.0%), from, and including, the date of such notice to, but excluding, the date such Event of Default is cured.
Section 5.Method of Payment; When Maturity Date is Not a Business Day.
i.Method of Payment. Except as set forth in Section 5(B) or Section 5(C), the Company will pay all outstanding Obligations on the Maturity Date in cash by wire transfer of immediately available funds to the account or accounts specified by the Holder by written notice in advance of the date such amount is due, by wire transfer of immediately available funds to such account or address set forth in such written notice, as applicable.
ii.Company to Pay Obligations on Final Maturity Date in Common Stock in Certain Circumstances. If the Company has determined that it will be prohibited from paying the Obligations on the Final Maturity Date in cash pursuant to the First Lien Documents or the Intercreditor Agreement, or that it will have insufficient cash available to pay the Obligations on the Final Maturity Date in cash, then the Company shall give prompt written notice of such determination to the Holder and the Company shall pay the Obligations on the Final Maturity Date in shares of Common Stock, by issuing to the Holder a number of validly issued, fully paid and Freely Tradable shares of Common Stock equal to the quotient (rounded up to the closest whole number) obtained by dividing the amount of such outstanding Obligations by $0.37 in full satisfaction of such Obligations.
iii.Delay of Payment when Payment Date is Not a Business Day. If the Maturity Date is not a Business Day, then, notwithstanding anything to the contrary in this Note, such payment may be
144464639_8

made on the immediately following Business Day and no interest will accrue on such payment as a result of the related delay.
Section 6.Repurchase of Note upon a Fundamental Change.
i.Repurchase Upon Fundamental Change. Subject to the other terms of this Section 6, if a Fundamental Change occurs, then (i) the Holder will have the right to require the Company to repurchase this Note (or any portion of this Note in an Authorized Denomination) and (ii) the Company will have the right to repurchase this Note, in each case on the Fundamental Change Repurchase Date for such Fundamental Change for a cash purchase price equal to the Fundamental Change Repurchase Price.
ii.Fundamental Change Repurchase Date. The Fundamental Change Repurchase Date for any Fundamental Change will be a Business Day of the Holder’s choosing that is no more than twenty (20) Business Days after the later of (x) the date the Company delivers to the Holder the related Fundamental Change Notice pursuant to Section 6(C); and (y) the effective date of such Fundamental Change.
iii.Fundamental Change Notice. No later than the fifth (5th) Business Day before the occurrence of any Fundamental Change, the Company will send to the Holder a written notice (the “Fundamental Change Notice”) thereof, stating the expected date such Fundamental Change will occur and, if applicable, the Company’s election to repurchase this Note pursuant to Section 6(A).
iv.Fundamental Change Repurchase Price. The Fundamental Change Repurchase Price for this Note (or any portion of this Note to be repurchased) upon a Repurchase Upon Fundamental Change following a Fundamental Change is an amount in cash equal to the then outstanding Principal Amount plus accrued and unpaid interest on this Note (or such portion of this Note) to, but excluding, the Fundamental Change Repurchase Date for such Fundamental Change.
v.Effect of Repurchase. If this Note (or any portion of this Note) is to be repurchased upon a Repurchase Upon Fundamental Change, then, from and after the date the related Fundamental Change Repurchase Price is paid in full, this Note (or such portion) will cease to be outstanding and interest will cease to accrue on this Note (or such portion).
Section 7.Optional Redemption Payments; Holder Optional Redemption.
i.Optional Redemption Payments. At the Company’s election, in its sole discretion, the Company may redeem all or a portion of this Note equal to the applicable Optional Redemption Payment on each Optional Redemption Date. The Company shall deliver to the Holder a written notice of any such election under this Section 7(A) at least three (3) Business Days prior to the applicable Optional Redemption Date in order to make an effective election; provided, however, that the Company may, in its sole discretion, defer any such Optional Redemption Payment (or
144464639_8

any portion thereof) to any subsequent Optional Redemption Date by further written notice at any time prior to the applicable Optional Redemption Date.
i.Effect of Optional Redemption Payment. If this Note (or any portion of this Note) is redeemed pursuant to Section 7(A), then, from and after the date the related Optional Redemption Payment is paid in full, this Note (or such portion) will cease to be outstanding and interest will cease to accrue on this Note (or such portion).
Section 8.[Reserved].
Section 9.Affirmative and Negative Covenants.
i.Stay, Extension and Usury Laws. To the extent that it may lawfully do so, the Company (A) agrees that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law (wherever or whenever enacted or in force) that may affect the covenants or the performance of this Note; and (B) expressly waives all benefits or advantages of any such law and agrees that it will not, by resort to any such law, hinder, delay or impede the execution of any power granted to the Holder by this Note, but will suffer and permit the execution of every such power as though no such law has been enacted.
ii.Corporate Existence. Subject to Section 9(A) and except for Permitted Investments and Permitted Transfers, the Company will cause to preserve and keep in full force and effect:
1.its corporate existence in accordance with the organizational documents of the Company; and
2.the material rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries;
provided, however, that the Company need not preserve or keep in full force and effect any such license or franchise if the Board of Directors determines in good faith that (x) the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole; and (y) the loss thereof is not, individually or in the aggregate, materially adverse to the Holder.
iii.Ranking. All payments due under this Note shall rank pari passu with all Other Notes and, except for the First Lien Obligations and the Second Lien Obligations, shall rank pari passu with all other indebtedness of the Company and senior to any Subordinated Indebtedness.
144464639_8

iv.[Reserved].
v.[Reserved].
vi. [Reserved].
vii.Distributions. Except as may be provided pursuant to the First Lien Documents, the Company shall not, and shall not allow any Subsidiary to, (a) repurchase or redeem any class of stock or other equity interest other than repurchases or redemptions of the Series C Preferred Stock on the mandatory redemption date for such Series C Preferred Stock or pursuant to employee, director or consultant repurchase plans or other similar agreements approved by the Board of Directors, provided, however, in each case the repurchase or redemption price does not exceed the original consideration paid for such stock or equity interest, except that the Company may exchange shares of Disqualified Stock for shares of Common Stock, or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest other than mandatory dividends or distributions on the Series C Preferred Stock, except that a Subsidiary may pay dividends or make distributions to the Company or a parent company that is a Subsidiary of the Company), or (c) lend money to any employees, officers or directors (except as permitted under clauses (F) or (G) of the definition of Permitted Investment), or guarantee the payment of any such loans granted by a third party or (d) waive, release or forgive any Indebtedness owed by any employees, officers or directors. Notwithstanding anything to the contrary herein, the Company shall not, and shall not allow any Subsidiary to, repurchase or redeem any class of stock or other equity interest (including the Series C Preferred Stock) or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other equity interest (including the Series C Preferred Stock) if any Event of Default has occurred hereunder.
viii. Transfers. Except for Permitted Transfers and Permitted Investments, the Company shall not, and shall not allow any Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in all, or substantially, all of its assets.
ix.Taxes. The Company and its Subsidiaries shall pay when due all taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against the Company and its Subsidiaries or their respective assets or upon their ownership, possession, use, operation or disposition thereof or upon their rents, receipts or earnings arising therefrom. The Company and its Subsidiaries shall file on or before the due date therefor all personal property tax returns. Notwithstanding the foregoing, the Company and its Subsidiaries may contest, in good faith and by appropriate proceedings, taxes for which they maintain adequate reserves therefor in accordance with GAAP.
x.[Reserved].
xi. [Reserved].
xii.Change in Nature of Business. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, engage in any material line of business
144464639_8

substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company and each of its Subsidiaries on the Issue Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose.
xiii.Maintenance of Properties, Etc. The Company shall maintain and preserve, and the Company shall cause each of its Subsidiaries to maintain and preserve, all of its material properties which are necessary or useful (as determined by the Company in good faith) in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all material leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.
xiv.Maintenance of Intellectual Property. The Company will take, and the Company shall cause each of its Subsidiaries to maintain, all action necessary or advisable to maintain all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor of the Company or such Subsidiary that are necessary or material (as determined by the Company in good faith) to the conduct of its business in full force and effect.
xv.Maintenance of Insurance. The Company shall maintain, and the Company shall cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.
xvi.Transactions with Affiliates. Neither the Company nor any of its Subsidiaries shall enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate (other than any wholly owned Subsidiary), except transactions for fair consideration and on terms no less favorable to it than would be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof.
xvii.Restricted Issuances. The Company shall not, directly or indirectly, without the prior written consent of the holders of a majority in aggregate principal amount of the Notes then outstanding, (i) issue any Notes (other than as contemplated by the Securities Purchase Agreement and the Notes) or (ii) except pursuant to the First Lien Documents, issue any other securities or incur any Indebtedness that would cause a breach or Default under the Notes or that
144464639_8

by its terms would prohibit or restrict the performance of any of the Company’s obligations under the Notes, including without limitation, the payment of interest and principal thereon.
xviii.[Reserved].
xix.[Reserved].
xx.The Company acknowledges and agrees that the Holder is not a fiduciary or agent of the Company and that the Holder shall have no obligation to (a) maintain the confidentiality of any information provided by the Company or (b) refrain from trading any securities while in possession of such information in the absence of a written non-disclosure agreement signed by an officer of the Holder that explicitly provides for such confidentiality and trading restrictions, unless such trading is otherwise prohibited by law. In the absence of such an executed, written non-disclosure agreement, the Company acknowledges that the Holder may freely trade in any securities issued by the Company, may possess and use any information provided by the Company in connection with such trading activity, and may disclose any such information to any third party.
xxi.On and after the date that is six (6) months following the Issue Date, this Note shall be eligible to be offered, sold or otherwise transferred by the Holder pursuant to Rule 144, without any requirements as to volume, manner of sale, availability of current public information (whether or not then satisfied) or notice under the Securities Act and without any requirement for registration under any state securities or “blue sky” law.

xxii.[Reserved]

xxiii.[Reserved]

xxiv.[Reserved].

Section 10.Successors.
    The Company will not consolidate with or merge with or into, or (directly, or indirectly through one or more of its Subsidiaries) sell, lease or otherwise transfer, in one transaction or a series of transactions, all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to another Person, other than the Holder or any of its Affiliates (a “Business Combination Event”), unless:

i.the resulting, surviving or transferee Person either (x) is the Company or (y) if not the Company, is a corporation (the “Successor Corporation”) duly organized and existing under the laws of the United States of America, any State thereof or the District of Columbia that expressly assumes (by executing and delivering to the Holder, at or before the effective time of such Business Combination Event, a supplement to this instrument) all of the Company’s obligations under this Note; and
144464639_8

i.immediately after giving effect to such Business Combination Event, no Default or Event of Default will have occurred and be continuing.
    At the effective time of any Business Combination Event, the Successor Corporation (if not the Company) will succeed to, and may exercise every right and power of, the Company under this Note with the same effect as if such Successor Corporation had been named as the Company in this Note, and, except in the case of a lease, the predecessor Company will be discharged from its obligations under this Note.

Section 11.Defaults and Remedies
i.Events of Default. “Event of Default” means the occurrence of any of the following:
i.a default in the payment when due of the Principal Amount or Fundamental Change Repurchase Price of this Note;
ii.a default for three (3) Business Days in the payment when due of interest on this Note;
iii.[reserved];
iv.a default in the Company’s obligation to deliver a Fundamental Change Notice pursuant to Section 6(C), and such default continues for two (2) Business Days;
v.a materially false or inaccurate certification (including a false or inaccurate deemed certification) by the Company as to whether any Event of Default has occurred;
vi.a default in any of the Company’s obligations or agreements under this Note or the Transaction Documents (in each case, other than a default set forth in clause (i), (ii) or (iii) of this Section 11(A)), or a breach of any representation or warranty in any material respect (other than representations or warranties subject to material adverse effect or materiality, which may not be breached in any respect) of any Transaction Document; provided, however, that if such default or breach can be cured, then such default or breach will not be an Event of Default unless the Company has failed to cure such default within five (5) days after its occurrence;
vii.any provision of any Transaction Document at any time for any reason (other than pursuant to the express terms thereof) ceases to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof is contested, directly or indirectly, by the Company or any of its Subsidiaries, or a proceeding is commenced by the Company or any of its Subsidiaries or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof;
viii.[reserved];
ix.[reserved];
144464639_8

x.[reserved];
xi.[reserved];
xii.(A) a default by the Company or any of its Subsidiaries with respect to any Indebtedness of at least two hundred and fifty thousand dollars ($250,000) (or its foreign currency equivalent) in the aggregate of the Company or any of its Subsidiaries (other than any First Lien Obligations and any Second Lien Obligations), whether such Indebtedness exists as of the Issue Date or is thereafter created, and whether such default has been waived for any period of time or is subsequently cured; or (B) a default by the Company or any of its Subsidiaries with respect to the First Lien Obligations or the Second Lien Obligations and the maturity thereof shall have been accelerated;
xiii.one or more final judgments, orders or awards (or any settlement of any litigation or other proceeding that, if breached, could result in a judgment, order or award) for the payment of at least five hundred thousand dollars ($500,000) (or its foreign currency equivalent) in the aggregate (excluding any amounts covered by insurance pursuant to which the insurer has been notified and has not denied coverage), is rendered against the Company or any of its Subsidiaries and remains unsatisfied and (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement or (ii) there shall be a period of ten (10) consecutive Trading Days after entry thereof during which (A) a stay of enforcement thereof is not in effect or (B) the same is not vacated, discharged, stayed or bonded pending appeal;
xiv.[reserved];
xv.[reserved];
xvi.[reserved];
xvii.[reserved];
xviii.[reserved];

xix.[reserved];
xx.the Company or any of its Significant Subsidiaries (other than, for the avoidance of doubt, iPass India Private Limited, pursuant to or within the meaning of any Bankruptcy Law, either:
1.commences a voluntary case or proceeding;
2.consents to the entry of an order for relief against it in an involuntary case or proceeding;
3.consents to the appointment of a custodian of it or for any substantial part of its property;
144464639_8

4.makes a general assignment for the benefit of its creditors;
5.takes any comparable action under any foreign Bankruptcy Law; or
6.generally is not paying its debts as they become due; or
xxi.a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that either:
1.is for relief against Company or any of its Significant Subsidiaries in an involuntary case or proceeding;
2.appoints a custodian of the Company or any of its Significant Subsidiaries, or for any substantial part of the property of the Company or any of its Significant Subsidiaries;
3.orders the winding up or liquidation of the Company or any of its Significant Subsidiaries; or
4.grants any similar relief under any foreign Bankruptcy Law,
(in each case, other than with respect to iPass India Private Limited)

and, in each case under this Section 11(A)(xxi), such order or decree remains unstayed and in effect for at least thirty (30) days.

i.Acceleration.
i.Automatic Acceleration in Certain Circumstances. If an Event of Default set forth in Section 11(A)(xx) or (xxi) occurs with respect to the Company (and not solely with respect to a Significant Subsidiary of the Company), then the then-outstanding portion of the Principal Amount of, and all accrued and unpaid interest on, this Note will immediately become due and payable without any further action or notice by any Person.
ii.Optional Acceleration. If an Event of Default (other than an Event of Default set forth in Section 11(A)(xx) or (xxi) with respect to the Company and not solely with respect to a Subsidiary of the Company) occurs and is continuing, then the Holder, by notice to the Company, may declare the outstanding Obligations under this Note to become due and payable immediately for cash.
iii.Notice of Events of Default. Promptly, but in no event later than two (2) Business Days after an Event of Default, the Company will provide written notice of such Event of Default (an “Event of Default Notice”) to the Holder, which Event of Default Notice shall include (i) a reasonable description of the applicable Event of Default, (ii) a certification as to whether, in the opinion of the Company, such Event of Default is capable of being cured and, if applicable, a reasonable description of any existing plans of the Company to cure such Event of Default and
144464639_8

(iii) a certification as to the date the Event of Default occurred and, if cured on or prior to the date of such Event of Default Notice, the date of such cure.
Section 12.Ranking.
    All payments due under this Note shall rank (i) pari passu with all Other Notes, (ii) pari passu with all unsecured indebtedness of the Company, (iii) senior to any Subordinated Indebtedness, (iv) in respect of the First Lien Obligations, as provided in the First Lien Intercreditor Agreement, and (v) effectively subordinate to any other secured indebtedness of the Company, including the Second Lien Obligations, to the extent of the value of any collateral securing such indebtedness.

Section 13.Replacement Notes.
    If the Holder of this Note claims that this Note has been mutilated, lost, destroyed or wrongfully taken, then the Company will issue, execute and deliver a replacement Note upon surrender to the Company of such mutilated Note, or upon delivery to the Company of evidence of such loss, destruction or wrongful taking reasonably satisfactory to the Company. In the case of a lost, destroyed or wrongfully taken Note, the Company may require the Holder to provide such security or an indemnity that is reasonably satisfactory to the Company to protect the Company from any loss that it may suffer if this Note is replaced.

Section 14.Notices.
    Any notice or communication to the Company will be deemed to have been duly given if in writing and delivered in person or by first class mail (registered or certified, return receipt requested), facsimile transmission, electronic transmission (including e-mail) or other similar means of unsecured electronic communication or overnight air courier guaranteeing next day delivery, or to the other’s address, which initially is as follows:

Pareteum Corporation
        1185 Avenue of the Americas, 37th Floor
        New York, NY 10036
Attention: Laura Thomas, Interim Chief Financial Officer
Email address: ***@pareteum.com

    The Company, by notice to the Holder, may designate additional or different addresses for subsequent notices or communications.

    Any notice or communication to the Holder will be by email to its email address, which initially are as set forth in the Securities Purchase Agreement. The Holder, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

144464639_8

    If a notice or communication is mailed in the manner provided above within the time prescribed, it will be deemed to have been duly given, whether or not the addressee receives it.

Section 15.Successors.
    All agreements of the Company in this Note will bind its successors.

Section 16.Severability.
    If any provision of this Note is invalid, illegal or unenforceable, then the validity, legality and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.

Section 17.Headings, Etc.
    The headings of the Sections of this Note have been inserted for convenience of reference only, are not to be considered a part of this Note and will in no way modify or restrict any of the terms or provisions of this Note.

Section 18.Amendments
    This Note may not be amended or modified unless in writing by the Company and the Required Holders (as defined in the Securities Purchase Agreement), and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

Section 19.Governing Law; Waiver of Jury Trial.
    THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS NOTE. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

Section 20.Submission to Jurisdiction.
    The Company (A) agrees that any suit, action or proceeding against it arising out of or relating to this Note may be instituted in any U.S. federal court with applicable subject matter jurisdiction or New York State court sitting in The City of New York; (B) waives, to the fullest extent permitted by applicable law, (i) any objection that it may now or hereafter have to the laying of venue of any such suit, action or proceeding; and (ii) any claim that it may now or hereafter have that any such suit, action or proceeding in such a court has been brought in an inconvenient forum; and (C) submits to the nonexclusive jurisdiction of such courts in any such suit, action or proceeding.

Section 21.Enforcement Fees.
144464639_8

    The prevailing party shall have the right to collect from the other all costs and expenses incurred by such prevailing party as a result of enforcement of this Note and the collection of any amounts owed to such prevailing party hereunder (whether in cash, Common Stock or otherwise), including, without limitation, reasonable attorneys’ fees and expenses.

Section 22.Administrative Agent.
i.Appointment; Authorization. Each Holder hereby irrevocably appoints, designates and authorizes the Initial Holder as administrative agent, to take such action on its behalf under the provisions of the Securities Purchase Agreement and this Note and to exercise such powers and perform such duties as are expressly delegated to it by the terms of the Securities Purchase Agreement, together with such powers as are reasonably incidental thereto. The provisions of this Section 22 are solely for the benefit of the Administrative Agent (sometimes referred to herein as the “Agent”), and the Company shall not have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. Notwithstanding any provision to the contrary contained elsewhere in this Note or any other agreement, instrument or document related hereto or thereto, the Agent shall not have any duty or responsibility except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Securities Purchase Agreement, this Note or any other agreement, instrument or document related hereto or thereto or otherwise exist against the Agent.
ii.Delegation of Duties. The Agent may perform any and all of its duties and exercise its rights and powers hereunder by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through its Affiliates, partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives, or the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of any of its Affiliates (collectively, the “Related Parties”). The exculpatory provisions of this Section 22 shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent. The Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
iii.Exculpatory Provisions.
iii.The Agent shall not have any duties or obligations except those expressly set forth in the Intercreditor Agreement, and its duties shall be administrative in nature. Without limiting the generality of the foregoing, the Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred
144464639_8

and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers; and (iii) shall not, except as expressly set forth in the Intercreditor Agreement, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Agent or any of its Affiliates in any capacity.
iv.The Agent shall not be liable for any action taken or not taken by it in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Agent in writing by the Company.
v.The Agent shall not be responsible for or have any duty to ascertain or inquire into (a) any statement, warranty or representation made in or in connection with this Note or any other agreement, instrument or document related hereto or thereto, (b) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (c) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (d) the validity, enforceability, effectiveness or genuineness of this Note or any other agreement, instrument or document related hereto or thereto, or (e) any failure of the Company or any other party to this Note or any other agreement, instrument or document related hereto or thereto to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Note or any other agreement, instrument or document related hereto or thereto, or to inspect the properties, books or records of the Company or any Affiliate of the Company.
iv.Reliance by Agent. The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
v.Successor Agent. The Agent may resign as the Administrative Agent at any time upon ten (10) days’ prior notice to the Holder and each Other Holder and the Company. If the Agent resigns under this Note, the Holder and each Other Holder shall appoint a successor agent. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint a successor Administrative Agent on behalf of the Holder and each Other Holder after consulting with the Holder and each Other Holder. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and
144464639_8

duties of the retiring Agent and the term the “Administrative Agent” shall mean such successor agent, and the retiring Agent’s appointment, powers and duties as the Agent shall be terminated. After the Agent’s resignation hereunder as the Agent, the provisions of this Section 22 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent. If no successor agent has accepted appointment as the Agent by the date which is thirty (30) days following a retiring Agent’s notice of resignation, a retiring Agent’s resignation shall nevertheless thereupon become effective and the Holder, together with each Other Holder, shall perform all of the duties of the Agent hereunder until such time as the Holder and each Other Holder shall appoint a successor agent as provided for above.
vi.Non-Reliance on the Agent. The Holder acknowledges that it has, independently and without reliance upon the Agent or any of its Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Note. The Holder also acknowledges that it will, independently and without reliance upon the Agent or any of its Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Note or any related agreement or any document furnished hereunder or thereunder.
vii.Reimbursement by Holder and Other Holders. To the extent that the Company for any reason fails to indefeasibly pay any amount required under  Sections 4(e) or 9(k) of the Securities Purchase Agreement to be paid by it to the Agent (or any sub-agent thereof) or any Related Party of the Agent (or any sub-agent thereof), the Holder hereby agrees, jointly and severally with each Other Holder, to pay to the Agent (or any such sub-agent) or such Related Party of the Agent (or any sub-agent thereof), as the case may be, such unpaid amount.
viii.Marshaling; Payments Set Aside. Neither the Agent nor the Holder shall be under any obligation to marshal any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment or payments to the Agent, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent in its discretion) to be repaid to a trustee, receiver or any other party in connection with any bankruptcy, insolvency or similar proceeding, or otherwise, then (i) to the extent of such recovery, the obligation hereunder or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred and (ii) the Holder agrees to pay to the Agent upon demand its share of the total amount so recovered from or repaid by the Agent to the extent paid to the Holder.

* * *
144464639_8